SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

NUMEREX CORP.
(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749
---------------	---------------	-------------
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2012, Numerex Corp (the “Company”) held its 2012 annual meeting of shareholders in Atlanta, Georgia (the “Annual Meeting”).  The following is a brief description of the matters voted on at the Annual Meeting, which are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2012, and a statement of the number of votes cast for, withheld and against and the number of abstentions and broker non-votes with respect to each matter.

1.   The following nominees were each elected to serve on the Company’s board of directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes
Brian Beazer	5,802,633	33,114	7,541,367
George Benson	5,802,633	33,114	7,541,367
E. J. Constantine	5,802,633	33,114	7,541,367
Tony G. Holcombe	5,802,633	33,114	7,541,367
Stratton J. Nicolaides	5,802,633	33,114	7,541,367
John G. Raos	5,802,633	33,114	7,541,367
Andrew J. Ryan	5,765,521	70,226	7,541,367

2.   The proposal to ratify the selection and appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved and received the following votes:

No. of Votes
For	12,693,746
Against	31,440
Abstain	60

No other matters were submitted for shareholder action at the Annual Meeting.

                                                                                                                                                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               NUMEREX CORP.

Date: May 22, 2012                                                                               /s/    Alan B. Catherall
                                                                                                 Alan B. Catherall
                                                                                                  Chief Financial Officer